Exhibit 4.3

EXECUTION COPY

AMENDMENT NO. 1
Dated as of December 14, 2016
to
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of March 25, 2011,
as amended and restated as of September 30, 2011,
as further amended and restated as of May 3, 2013,
as further amended and restated as of March 27, 2014,
as further amended and restated as of January 29, 2016
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 14, 2016 by and among LKQ Corporation, a Delaware corporation (the “Company”), LKQ Delaware LLP, a Delaware limited liability partnership (the “Canadian Primary Borrower”), LKQ Euro Limited, a company organized under the laws of England and Wales (“LKQ Euro Limited”), LKQ Netherlands B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of The Netherlands (“LKQ Netherlands”), Atracco Group AB, a private limited liability company organized under the laws of the Sweden (“Atracco”), LKQ UK Finance 1 LLP, a limited liability partnership formed under the laws of England and Wales (“LKQ UK Finance 1”), LKQ UK Finance 2 LLP, a limited liability partnership formed under the laws of England and Wales (“LKQ UK Finance 2” and, together with LKQ UK Finance 1, the “Departing UK Borrowers”), the financial institutions listed on the signature pages hereof and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent’), under that certain Fourth Amended and Restated Credit Agreement dated as of March 25, 2011, as amended and restated as of September 30, 2011, as further amended and restated as of May 3, 2013, as further amended and restated as of March 27, 2014, as further amended and restated as of January 29, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Canadian Primary Borrower, LKQ Euro Limited, LKQ Netherlands, Atracco, the other Subsidiary Borrowers from time to time party thereto (collectively with the Company, the Canadian Primary Borrower, LKQ Euro Limited, LKQ Netherlands, Atracco and (solely for purposes of consenting to this Amendment) the Departing UK Borrowers, the “Borrowers”), the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, certain of the Lenders extended Additional Term Loans to LKQ Netherlands in an aggregate amount equal to €230,000,000 as of the Restatement Effective Date (such Additional Term Loans outstanding as of the date hereof, the “Existing Euro Term Loans” and, each Lender holding Existing Euro Term Loans, an “Affected Term Lender”);
WHEREAS, LKQ Netherlands intends to use the proceeds of Euro-denominated Multicurrency Tranche Revolving Loans (the “Netherlands First Amendment Revolving Loans”) borrowed by LKQ Netherlands pursuant to the Credit Agreement to prepay in full the Existing Euro Term Loans, together with all interest, fees and other amounts owing in respect thereof, on the date hereof (such prepayment in full, the “Existing Euro Term Loan Prepayment”);

WHEREAS, the Company has requested that each Affected Term Lender provide the Incremental US Term Loans to the Company pursuant to Section 2 below and that the Lenders permit the Company to use the proceeds of such Incremental US Term Loans to enter into a Hedge Agreement, the proceeds from such Hedge Agreement to be used to prepay in full the Netherlands First Amendment Revolving Loans, together with all interest, fees and other amounts owing in respect thereof, on the date hereof (such prepayment in full, the “Netherlands First Amendment Revolving Loan Prepayment”);
WHEREAS, the Company has advised the Lenders that each of the Departing UK Borrowers shall be terminated as Subsidiary Borrowers under the Credit Agreement and, after such termination, the Company intends to dissolve the Departing UK Borrowers as permitted under the terms of the Credit Agreement;
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain other amendments and other modifications to the Credit Agreement; and
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.
1.Existing Euro Term Loan Prepayment. Effective as of the Amendment No. 1 Effective Date (as defined below), each Affected Term Lender hereby consents to the Existing Euro Term Loan Prepayment and, upon receipt of such prepayment in accordance with the terms of this Amendment and the Credit Agreement, LKQ Netherlands shall have no Additional Term Loans outstanding under the Credit Agreement. The parties hereto hereby agree that any and all required notice periods under the Credit Agreement, and all compensation required to be paid to the Affected Term Lenders for all losses, costs and expenses under Section 2.16 of the Credit Agreement, in connection with the Existing Euro Term Loan Prepayment on the Amendment No. 1 Effective Date are hereby waived and of no force and effect.

2.Incremental US Term Loans. Effective as of the Amendment No. 1 Effective Date, (a) the Lenders hereby consent to the Company entering into a Hedge Agreement to consummate the Netherlands First Amendment Revolving Loan Prepayment and (b) each undersigned Affected Term Lender agrees (severally and not jointly), subject to the terms and conditions of the Credit Agreement (as amended hereby), that on the date hereof it shall enter into a tranche of Incremental Term Loans made to the Company in Dollars pursuant to Section 2.20 of the Credit Agreement (as amended hereby) with a commitment equal to the amount set forth on Schedule 2.01 to this Amendment (such Incremental Term Loans, the “Incremental US Term Loans”). The Incremental US Term Loans shall constitute “Term Loans” made and “Obligations” incurred under (and shall be governed by the terms of) the Credit Agreement (as amended hereby) and the other Loan Documents. The proceeds of the Incremental US Term Loans shall be used solely to enter into a Hedge Agreement, the proceeds of which will be used to repay the Netherlands First Amendment Revolving Loans outstanding under the Credit Agreement as described in the preamble to this Amendment. Each Multicurrency Tranche Lender party hereto hereby agrees, solely with respect to itself, that any and all compensation required to be paid to such Multicurrency Tranche Lender for all losses, costs and expenses under Section 2.16 of the Credit Agreement in connection with the Netherlands First Amendment Revolving Loan Prepayment on the Amendment No. 1 Effective Date are hereby waived and of no force and effect. The parties hereto hereby agree that any and all required notice periods under the Credit Agreement in connection with the Netherlands First Amendment Revolving Loan Prepayment on the Amendment No. 1 Effective Date are hereby waived and of no force and effect.

3.Termination of Departing UK Borrowers. Effective as of the Amendment No. 1 Effective Date, the Company hereby terminates the status of each Departing UK Borrower as a Subsidiary Borrower under the Credit Agreement and the Administrative Agent and the Lenders hereby release their Liens in all of the Capital Stock of each Departing UK Borrower. In addition, the Administrative Agent and the Lenders hereby consent to the transfer by LKQ UK Finance 1 LLC and LKQ UK Finance 2 LLC and any other Subsidiary of the Company of the Capital Stock in each Departing UK Borrower to one or more Subsidiaries of the Company. The Company represents and warrants that no Loans made to any Departing UK Borrower are outstanding as of the date hereof and that all amounts payable by each Departing UK Borrower in respect of interest and/or fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. The parties hereto agree that this Section 3 shall constitute a “Borrowing Subsidiary Termination” in respect of the Departing UK Subsidiaries for all purposes under the Credit Agreement.

4.Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date, the parties hereto agree to amend the Credit Agreement as follows:
(a)The definition of “Borrowing” set forth in Section 1.01 of the Credit Agreement is amended to add the phrase “and Class” immediately following the phrase “Term Loans of the same Type” appearing therein.
(b)The definition of “Class” set forth in Section 1.01 of the Credit Agreement is amended to (i) add the phrase “Incremental US Term Loans,” immediately following the phrase “Initial Term Loans,” appearing therein and (ii) add the phrase “an Incremental US Term Loan Commitment” immediately following the phrase “an Initial Term Loan Commitment,” appearing therein.
(c)The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is amended to (i) add the phrase “, Incremental US Term Loan Commitment” immediately following the phrase “Initial Term Loan Commitment” appearing therein and (ii) add the parenthetical “(other than the Commitment of any Incremental US Term Lender, which shall be as of the Amendment No. 1 Effective Date)” immediately following the phrase “Restatement Effective Date” appearing therein.
(d)The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (d) thereof to read as “(d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action”.
(e)The definition of “Incremental Amount” set forth in Section 1.01 of the Credit Agreement is amended to add the parenthetical “(other than the Incremental US Term Loans)” immediately following the phrase “the aggregate principal amount of all Incremental Term Loans” appearing therein.
(f)Each of the definitions of “Adjusted LIBO Rate” and “LIBOR Market Index Rate” set forth in Section 1.01 of the Credit Agreement is amended to replace the first parenthetical appearing therein with “(to 1/1000 of 1% with no rounding)”.
(g)Section 1.01 of the Credit Agreement is amended to amend and restate the applicable definitions or add the relevant new definitions thereto in the appropriate alphabetical order, as the case may be, as set forth below:
“Amendment No. 1 Effective Date” means December 14, 2016.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Continuing Directors” means the directors of the Company on the Original Effective Date, after giving effect to the transactions contemplated hereby, and each other director of the Company, if, in each case, such other director’s nomination for election to the board of directors of the Company is recommended or approved by at least a majority of the then Continuing Directors.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Incremental US Term Lenders” means, as of any date of determination, each Lender that holds Incremental US Term Loans.
“Incremental US Term Loan Commitment” means, with respect to each Incremental US Term Lender, such Term Lender’s Incremental US Term Loan Percentage of the Incremental US Term Loans.
“Incremental US Term Loan Percentage” means the percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Incremental US Term Loans and the denominator of which is the aggregate outstanding amount of the Incremental US Term Loans of all Incremental US Term Lenders; provided that in the case of Section 2.24 when a Defaulting Lender shall exist, any such Defaulting Lender’s Incremental US Term Loan Commitment shall be disregarded in the calculation.
“Incremental US Term Loans” means the Incremental Term Loans made by the applicable Incremental US Term Lenders to the Company on the Amendment No. 1 Effective Date. The aggregate outstanding principal amount of the Incremental US Term Loans as of the Amendment No. 1 Effective Date is $243,636,988 and each Incremental US Term Lender’s respective portion of the Incremental US Term Loans on the Amendment No. 1 Effective Date is set forth on Schedule 2.01.
“Term Loan Commitment” means an Initial Term Loan Commitment, an Incremental US Term Loan Commitment or an Additional Term Loan Commitment and “Term Loan Commitments” means the Initial Term Loan Commitments, the Incremental US Term Loan Commitments and the Additional Term Loan Commitments, collectively.
“Term Loans” means the Initial Term Loans, the Incremental US Term Loans and the Additional Term Loans.
“UK Borrowers” means (1) LKQ Euro Limited, a company organized under the laws of England and Wales and (2) any other Foreign Subsidiary Borrower organized under the laws of England and Wales that is designated as a UK Borrower by the Company.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(h)Section 1.03 of the Credit Agreement is amended to add the following as a new clause (d) thereof:
(d) In this Agreement, where it relates to a Person incorporated or formed or having its centre of main interests in Jersey, a reference to:

(i)    a “winding-up”, “administration”, “reorganisation”, “dissolution”, “moratorium”, “voluntary arrangement”, “scheme of arrangement” or the like, or a “composition”, “compromise”,

“assignment”, “arrangement”, “expropriation”, “attachment”, “sequestration”, “distress”, “execution” or any analogous process with any creditor or the like includes, without limitation, bankruptcy (as that term is interpreted pursuant to Article 8 of the Interpretation (Jersey) Law 1954), a compromise or arrangement of the type referred to in Part 18A of the Companies (Jersey) Law 1991, any procedure or process referred to in Part 21 of the Companies (Jersey) Law 1991, and any other similar proceedings affecting the rights of creditors generally under Jersey law, and shall be construed so as to include any equivalent or analogous proceedings;
(ii)    a “liquidator”, “receiver”, “administrative receiver”, “administrator” or the like includes, without limitation, the Viscount of the Royal Court of Jersey, autorisés or any other Person performing the same function of each of the foregoing; and
(iii)    a “mortgage”, “charge”, “pledge”, “lien” or a “security interest” includes, without limitation, any hypothèque whether conventional, judicial granted or arising by operation of law and any security interest created pursuant to the Security Interest (Jersey) Law 1983 or Security Interests (Jersey) Law 2012 and any related legislation.
(i)Section 2.10(a) of the Credit Agreement is amended to amend and restate the second sentence thereof to read as “With respect to the Term Loans, (i) the Company shall repay the Term Loans (other than the Incremental US Term Loans) then owing by the Company on the last day of (a) each fiscal quarter of the Company ending on June 30, 2016, September 30, 2016 and December 31, 2016 in the aggregate principal amount equal to $3,124,650 and (b) each fiscal quarter of the Company ending thereafter in the aggregate principal amount equal to $6,249,300, and (ii) the Company shall repay the Incremental US Term Loans then owing by the Company on the last day of (a) each fiscal quarter of the Company ending on December 31, 2016 in the aggregate principal amount equal to $1,522,731 and (b) each fiscal quarter of the Company ending thereafter in the aggregate principal amount equal to $3,045,462, in the case of each of the foregoing clauses (i) and (ii), as adjusted from time to time pursuant to Section 2.11(a).”
(j)Section 2.20 of the Credit Agreement is amended to (i) delete the phrase “The Company” appearing at the start of each of the first two sentences thereof and replace each such phrase with “The Borrowers”, (ii) add the parenthetical “(other than the Incremental US Term Loans)” immediately prior to the phrase “does not exceed the Incremental Amount” appearing in the first sentence thereof and (iii) delete the phrase “the Company” appearing in clause (iii) thereof and in the fourth sentence thereof and replace each such phrase with “the applicable Borrower”.
(k)Section 2.24 of the Credit Agreement is amended to add the phrase “or a Bail-In Action” immediately following the phrase “a Bankruptcy Event” appearing therein.
(l)Article III of the Credit Agreement is amended to add the following as new Sections 3.23, 3.24 and 3.25 thereof, respectively:
SECTION 3.23. EEA Financial Institutions. No Loan Party is an EEA Financial Institution.
SECTION 3.24. Jersey Incorporated Borrowers. Each Borrower incorporated in Jersey:
(a) has filed all returns, resolutions and documents required by any legislation to be filed by it with the Jersey Registrar of Companies or the Jersey Financial Services Commission and such returns, resolutions and documents have been duly prepared, kept and filed (within all applicable time limits) and are correct;
(b) is not a “financial services company” or a “utility company” (as respectively defined in the Income Tax (Jersey) Law 1961);
(c) is exempt from the duty to hold a business licence under the Control of Housing and Work (Jersey) Law 2012;
(d) does not conduct any unauthorised “financial services business” (as defined in the Financial Services (Jersey) Law 1998); and

(e) is and will remain an “international services entity” (within the meaning of the Goods and Services Tax (Jersey) Law 2007).
SECTION 3.25. Subsidiary Borrowers. Each of the Company and each Subsidiary Borrower represents and warrants that:
(a) the representations and warranties of the Company and each Subsidiary Borrower in the Credit Agreement relating to each Subsidiary Borrower and this Agreement are true and correct on and as of the date hereof, other than representations given as of a particular date, in which case they are true and correct as of that date;
(b) such Subsidiary Borrower is subject to civil and commercial Requirements of Law with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Subsidiary Borrower, the “Applicable Subsidiary Borrower Documents”), and the execution, delivery and performance by such Subsidiary Borrower of the Applicable Subsidiary Borrower Documents constitute and will constitute private and commercial acts and not public or governmental acts;
(c) neither such Subsidiary Borrower nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Subsidiary Borrower is organized and existing in respect of its obligations under the Applicable Subsidiary Borrower Documents;
(d) the Applicable Subsidiary Borrower Documents are in proper legal form under the Requirements of Law of the jurisdiction in which such Subsidiary Borrower is organized and existing for the enforcement thereof against such Subsidiary Borrower under the Requirements of Law of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Subsidiary Borrower Documents;
(e) it is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Subsidiary Borrower Documents that the Applicable Subsidiary Borrower Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Subsidiary Borrower is organized and existing or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Subsidiary Borrower Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Subsidiary Borrower Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid;
(f) there is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which such Subsidiary Borrower is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Subsidiary Borrower Documents or (ii) on any payment to be made by such Subsidiary Borrower pursuant to the Applicable Subsidiary Borrower Documents, except as has been disclosed to the Administrative Agent; and
(g) the execution, delivery and performance of the Applicable Subsidiary Borrower Documents executed by such Subsidiary Borrower are, under applicable foreign exchange control regulations of the jurisdiction in which such Subsidiary Borrower is organized and existing, not subject to any notification or authorization except (x) such as have been made or obtained or (y) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable).

(m)Article IX of the Credit Agreement is amended to add the following as a new Section

9.18 thereof:
SECTION 9.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
(n)Article X of the Credit Agreement is amended to add the following as a new paragraph thereof: “Each Borrower incorporated or established in Jersey waives any right it may have (whether by virtue of the droit de discussion or division or otherwise) to require that any Secured Party, before enforcing this guarantee, takes any action, exercises any recourse or seeks a declaration of bankruptcy against any other Borrower or any other Person, makes any claim in a bankruptcy, liquidation, administration or insolvency of any other Borrower or any other Person or enforces or seeks to enforce any other right, claim, remedy or recourse against any other Loan Party or any other Person or that any Secured Party, in order to preserve any of its rights against a guarantor under this Article X or under any other Loan Document, joins another Borrower as a party to any proceedings against any Loan Party or any Loan Party as a party to any proceedings against a guarantor or takes any other procedural steps or that any Secured Party divides the liability of another Borrower under the guarantee given under this Article X or under any other Loan Document with any other Person.”
(o)Schedule 2.01 of the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached to this Amendment.
5.Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the conditions precedent that:
(a)the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by each Borrower (including each Departing UK Borrower), each Affected Term Lender, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors;
(b)the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) Sheppard Mullin Richter & Hampton LLP, U.S. counsel to the Loan Parties and (ii) Victor M. Casini, internal counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Parties, the Loan Documents, this Amendment and the transactions contemplated hereby as the Administrative Agent shall reasonably request. The Company hereby requests such counsel to deliver such opinions;
(c)the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company certifying, as of the date hereof and after giving effect to the amendments and transactions contemplated hereby, that (i) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied and (ii) the Company is in compliance (on a Pro Forma Basis) with the covenants contained in Section 6.18 of the Credit Agreement;
(d)the Administrative Agent shall have received such other documents, certificates and other deliveries as the Administrative Agent or its counsel may reasonably request, including, without limitation, relating to the organization, existence and good standing (or the equivalent in the applicable jurisdiction) of the Company, the authorization of the transactions contemplated hereby and by the Credit Agreement and any other legal matters relating to the Company, the Loan Documents or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(e)the Administrative Agent shall have received (i) a Borrowing Request executed by LKQ Netherlands in respect of the Netherlands First Amendment Revolving Loans to be made on the date hereof and (ii) a Borrowing Request executed by the Company in respect of the Incremental US Term Loans to be made on the date hereof;
(f)the Administrative Agent shall have received (i) all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Loan Documents and (ii) all accrued and unpaid interest under the Credit Agreement in respect of the Existing Euro Term Loans; and
(g)substantially concurrently with the effectiveness of this Amendment and the funding of the Netherlands First Amendment Revolving Loans and the Incremental US Term Loans on the date hereof, LKQ Netherlands shall have prepaid (i) the Existing Euro Term Loans, together with all interest, fees and other amounts owing in respect thereof, with the proceeds of the Netherlands First Amendment Revolving Loans and (ii) the Netherlands First Amendment Revolving Loans, together with all interest, fees and other amounts owing in respect thereof, with the proceeds of a Hedge Agreement entered into by the Company with the proceeds of the Incremental US Term Loans. In connection with the foregoing, the Administrative Agent shall have made such reallocations, sales, assignments or other relevant actions in respect of each Lender’s credit exposure under the Credit Agreement as are necessary in order that each such Lender’s Credit Exposure and outstanding Loans under the Credit Agreement reflects such Lender’s Applicable Percentage of the outstanding aggregate Credit Exposures after giving effect to the transactions contemplated hereby on the Amendment No. 1 Effective Date.
The Administrative Agent shall notify in writing the Company and the Lenders of the Amendment No. 1 Effective Date, and such notice shall be conclusive and binding.
6.Representations and Warranties of the Borrowers. Each of the Borrowers (other than the Departing UK Borrowers) hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b)As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in Article III of the Credit Agreement (as amended hereby) are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
7.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is an Incremental Term Loan Amendment and a Loan Document.

8.Governing Law; Jurisdiction. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
9.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
10.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LKQ CORPORATION, as the Company

By /s/ Dominick Zarcone
Name: Dominick Zarcone
Title: Executive Vice President and Chief Financial Officer

LKQ DELAWARE LLP, as the Canadian Primary Borrower

By /s/ Dominick Zarcone
Name: Dominick Zarcone
Title: Vice President and Chief Financial Officer

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

LKQ netherlands b.v., as a Dutch Borrower

By /s/ S.M. Galvin
Name: S.M. Galvin
Title: Managing Director

ATRACCO GROUP AB, as a Swedish Borrower

By /s/ Mattias Pettersson
Name: Mattias Pettersson
Title:

By /s/ Simon M. Galvin
Name: Simon M. Galvin
Title: Chairman

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

LKQ Euro LIMITED, as a UK Borrower

By /s/ Joseph Holsten
Name: Joseph Holsten
Title: Director

Executed by LKQ UK FINANCE 1 LLP,
as a Departing UK Borrower,
acting by LKQ Finance 2 LLC as a member of LKQ UK Finance 1 LLP, in the presence of:
                                                                                                                 ....../s/ Walter Hanley.................................
                                                                                                                Walter Hanley
                                                                                                        Duly authorised for and on behalf of LKQ Finance 2 LLC
../s/ Kari Kloc.....................................

SIGNATURE OF WITNESS

NAME OF WITNESS: .................Kari Kloc.....................

ADDRESS OF WITNESS: .......................................

.....500 W Madison St. Ste. 2800..................................

...Chicago, IL 60661....................................

OCCUPATION OF WITNESS: .......Paralegal...............................

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

Executed by LKQ UK FINANCE 2 LLP,
as a Departing UK Borrower,
acting by LKQ UK Finance 1 LLP as a member of LKQ UK Finance 2 LLP, LKQ Finance 1 LLP itself acting by LKQ Finance 2 LLC as a member of LKQ UK Finance 1 LLP, in the presence of:
                                                                                                         ....../s/ Walter Hanley.................................
                                                                                                                Walter Hanley
                                                                                                        Duly authorised for and on behalf of LKQ Finance 2 LLC
../s/ Kari Kloc.....................................

SIGNATURE OF WITNESS

NAME OF WITNESS: .................Kari Kloc.....................

ADDRESS OF WITNESS: .......................................

.....500 W Madison St. Ste. 2800..................................

...Chicago, IL 60661....................................

OCCUPATION OF WITNESS: .......Paralegal...............................

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender and as Administrative Agent

By: /s/ Katherine Cordes
Name: Katherine Cordes
Title: Relationship Manager

Bank of America, N.A.
individually as a Lender, as Syndication Agent, and as an Issuing Bank

By: /s/ Daniel J. Skerl
Name: Daniel J. Skerl
Title: Senior Vice President

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

Name of Lender:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By /s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:
Citizens Bank, N.A.

By /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Authorized Signatory

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

Name of Lender:
Compass Bank

By /s/ Charles Randolph
Name: Charles Randolph
Title: Senior Vice President

Name of Lender:
PNC Bank, N.A.
By /s/ Kristin L. Lenda
Name: Kristin L. Lenda
Title: Managing Director

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:
PNC BANK CANADA BRANCH
By /s/ Caroline Stade
Name: Caroline Stade
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

Name of Lender:

SUNTRUST BANK

By: /s/ Lisa Garling
Name: Lisa Garling
Title: Director

Name of Lender:

TD BANK, N.A.

By /s/ Shreya Shah

Name: Shreya Shah
Title: Senior Vice President

Name of Lender

BRANCH BANKING AND TRUST COMPANY

By /s/ Brett Miller

Name: Brett Miller
Title: Senior Vice President

Name of Lender:
Fifth Third Bank, individually as a Lender

By: /s/ Robert R. Mangers
Name: Robert R. Mangers
Title: Vice President

Name of Lender:
U.S BANK NATIONAL ASSOCIATION

By: /s/ Mary Ann Klemm
Name: Mary Ann Klemm
Title: Senior Vice President

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

Name of Lender

Capital One, N.A

By /s/ Sean C. Horridge

Name: Sean C. Horridge
Title: Senior Vice President

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

HSBC Bank Plc

By /s/ Simon Addis

Name: Simon Addis
Title: Head of International Subsidiary Banking

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

Royal Bank of Canada

By /s/ Mohannad Hammad

Name: Mohannad Hammad
Title: Vice President, National Client Group - Finance

BANK OF THE WEST

By /s/ Thomas P. Egan

Name: Thomas P. Egan
Title: Vice President

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

BNP Paribas:

By /s/ Nader Tannous

Name: Nader Tannous
Title: Managing Director

By /s/ Emma Petersen

Name: Emma Petersen
Title: Vice President

Name of Lender:
GOLDMAN SACHS BANK USA
By /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Name of Lender:

Barclays Bank PLC

By /s/ Graeme Palmer

Name: Graeme Palmer
Title: Assistant Vice President

Name of Lender:

Associated Bank, N.A.

By /s/ Keith M. Butala

Name: Keith M. Butala
Title: Assistant Vice President

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

Name of Lender:
MB FINANCIAL BANK, N.A., individually as a Lender

By: /s/ Michelle M. Lynch
Name: Michelle M. Lynch
Title: Vice President

Name of Lender:

FIRST HAWAIIAN BANK

By /s/ Dawn Hofmann

Name: Dawn Hofmann
Title: Senior Vice President

Name of Lender:

The Huntington National Bank

By /s/ Phil Andresen

Name: Phil Andresen
Title: Assistant Vice President

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Fourth Amended and Restated Credit Agreement dated as of March 25, 2011, amended and restated as of September 30, 2011, as further amended and restated as of May 3, 2013, as further amended and restated as of March 27, 2014, as further amended and restated as of January 29, 2016 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among LKQ Corporation (the “Company”), the Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 14, 2016 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
In connection with the execution and delivery of the Amendment, each of the undersigned Subsidiary Guarantors, as debtor, grantor, pledgor, guarantor, or in any other similar capacity in which such Subsidiary Guarantor grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, in each case under the Loan Documents heretofore executed and delivered in connection with or pursuant to the Credit Agreement (as amended, supplemented or otherwise modified prior to the date of the Amendment, all such agreements being collectively referred to hereinafter as the “Prior Agreements”), (i) hereby consents to the Amendment and the transactions contemplated thereby, (ii) hereby ratifies and reaffirms all of its remaining payment and performance obligations, contingent or otherwise, if any, under each of such Loan Documents (as amended, restated, supplemented or otherwise modified by this Amendment, as the case may be) to which it is a party, (iii) to the extent such Subsidiary Guarantor granted liens on or security interests in any of its properties pursuant to any such Loan Documents, hereby ratifies and reaffirms such grant of security and confirms that such liens and security interests continue to secure the Secured Obligations, including, without limitation, all additional Obligations resulting from or incurred pursuant to the Amendment and the Credit Agreement as amended thereby and (iv) to the extent such Subsidiary Guarantor guaranteed or was an accommodation party with respect to the Secured Obligations or any portion thereof, hereby ratifies and reaffirms such guaranties or accommodation liabilities.
Dated: December 14, 2016

A&A AUTO PARTS STORES, INC.
ACCU-PARTS LLC
AKRON AIRPORT PROPERTIES, INC.
AMERICAN RECYCLING INTERNATIONAL, INC.
A-RELIABLE AUTO PARTS & WRECKERS, INC.
ARROW SPEED ACQUISITION LLC
BUDGET AUTO PARTS U-PULL-IT, INC.
CITY AUTO PARTS OF DURHAM, INC.
DRIVERFX.COM, INC.
GREENLEAF AUTO RECYCLERS, LLC
KAIR IL, LLC
KAO LOGISTICS, INC.
KAO WAREHOUSE, INC.
KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
KEYSTONE AUTOMOTIVE OPERATIONS, INC.
KEYSTONE AUTOMOTIVE OPERATIONS OF CANADA, INC.
LKQ 1ST CHOICE AUTO PARTS, LLC
LKQ 250 AUTO, INC.
LKQ A&R AUTO PARTS, INC.
LKQ ALL MODELS CORP.
LKQ APEX AUTO PARTS, INC.
LKQ ATLANTA, L.P.
LKQ AUTO PARTS OF CENTRAL CALIFORNIA, INC.
LKQ AUTO PARTS OF MEMPHIS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, INC.
LKQ AUTO PARTS OF NORTH TEXAS, L.P.
LKQ AUTO PARTS OF UTAH, LLC
LKQ BEST AUTOMOTIVE CORP.
each as a Subsidiary Guarantor

By: /s/ Dominick Zarcone

Name: Dominick Zarcone
Title: Vice President and Chief Financial Officer

LKQ BROADWAY AUTO PARTS, INC.
LKQ FINANCE 1 LLC
LKQ FINANCE 2 LLC
LKQ FOSTER AUTO PARTS SALEM, INC.
LKQ FOSTER AUTO PARTS WESTSIDE LLC
LKQ FOSTER AUTO PARTS, INC.
LKQ GORHAM AUTO PARTS CORP.
LKQ GREAT LAKES CORP.
LKQ HEAVY TRUCK-TEXAS BEST DIESEL, L.P.
LKQ HUNTS POINT AUTO PARTS CORP.
LKQ LAKENOR AUTO & TRUCK SALVAGE, INC.
LKQ MANAGEMENT COMPANY
LKQ METRO, INC.
LKQ MID-AMERICA AUTO PARTS, INC.

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

LKQ MIDWEST AUTO PARTS CORP.
LKQ MINNESOTA, INC.
LKQ OF INDIANA, INC.
LKQ OF MICHIGAN, INC.
LKQ OF NEVADA, INC.
LKQ OF TENNESSEE, INC.
LKQ ONLINE CORP.
LKQ PENN-MAR, INC.
LKQ PICK YOUR PART SOUTHEAST, LLC,
each as a Subsidiary Guarantor

By: /s/ Dominick Zarcone
Name: Dominick Zarcone
Title: Vice President and Chief Financial Officer

LKQ RALEIGH AUTO PARTS CORP.
LKQ ROUTE 16 USED AUTO PARTS, INC.
LKQ SALISBURY, INC.
LKQ SAVANNAH, INC.
LKQ SELF SERVICE AUTO PARTS-HOLLAND, INC.
LKQ SELF SERVICE AUTO PARTS-KALAMAZOO, INC.
LKQ SELF SERVICE AUTO PARTS-MEMPHIS LLC
LKQ SELF SERVICE AUTO PARTS TULSA, INC.
LKQ SMART PARTS, INC.
LKQ SOUTHEAST, INC.
LKQ SOUTHWICK LLC
LKQ TAIWAN HOLDING COMPANY
LKQ TIRE & RECYCLING, INC.
LKQ TRADING COMPANY
LKQ TRIPLETT ASAP, INC.
LKQ U-PULL-IT AUTO DAMASCUS, INC.
LKQ U-PULL-IT TIGARD, INC.
LKQ WEST MICHIGAN AUTO PARTS, INC.
NORTH AMERICAN ATK CORPORATION
PICK-YOUR-PART AUTO WRECKING
POTOMAC GERMAN AUTO, INC.
PULL-N-SAVE AUTO PARTS, LLC
REDDING AUTO CENTER, INC.
SCRAP PROCESSORS, LLC
SUPREME AUTO PARTS, INC.
U-PULL-IT, INC.
U-PULL-IT, NORTH, LLC,
each as a Subsidiary Guarantor

By: /s/ Dominick Zarcone

Name: Dominick Zarcone
Title: Vice President and Chief Financial Officer

LKQ BRAD’S AUTO & TRUCK PARTS, INC.
LKQ FOSTER AUTO PARTS, INC.,

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

each as a Subsidiary Guarantor

By: /s/ Todd Hanson

Name: Todd Hanson
Title: President

KPGW CANADIAN HOLDCO, LLC
KPGW EUROPEAN HOLDCO, LLC
LKQ GLASS 1, LLC
LKQ GLASS 2 INC.
LKQ PGW HOLDINGS, LLC
PGW AUTO GLASS LLC
PGW HOLDINGS, LLC
PITTSBURGH GLASS WORKS, LLC,
each as a Subsidiary Guarantor

By: /s/ Dominick Zarcone

Name: Dominick Zarcone
Title: Executive Vice President

    Signature Page to Amendment No. 1 to
Fourth Amended and Restated Credit Agreement
LKQ Corporation, et al.

SCHEDULE 2.01
COMMITMENTS

LENDER	DOLLAR TRANCHE COMMITMENT	MULTICURRENCY TRANCHE COMMITMENT	ADDITIONAL TERM LOAN COMMITMENT (DOLLARS)	OUTSTANDING INCREMENTAL US TERM LOANS As of the Amendment No. 1 Effective Date.	OUTSTANDING INITIAL TERM LOANS

WELLS FARGO BANK, NATIONAL ASSOCIATION	---	$227,683,776	$3,880,118	$21,318,238	$46,556,205
BANK OF AMERICA, N.A.	---	$227,683,776	$3,880,118	$21,318,238	$46,556,205
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	---	$214,322,805	$3,880,118	$21,318,238	$34,917,178
CITIZENS BANK, N.A.	---	$156,241,209	$2,838,029	$15,592,767	$34,917,178
COMPASS BANK	---	$161,702,637	$3,015,406	$16,567,315	$23,278,149
PNC BANK, NATIONAL ASSOCIATION	---	$161,702,637	$3,015,406	$16,567,315	$23,278,149
SUNTRUST BANK	---	$164,030,516	$3,015,406	$16,567,315	$20,950,270
TD BANK, N.A.	---	$164,849,551	$3,015,406	$16,567,315	$15,131,235
BRANCH BANKING AND TRUST COMPANY	---	$126,117,655	$2,350,243	$12,912,760	$16,295,128
FIFTH THIRD BANK	---	$116,806,847	$2,350,243	$12,912,760	$25,605,936
U.S. BANK NATIONAL ASSOCIATION	---	$119,134,634	$2,350,243	$12,912,760	$23,278,149
CAPITAL ONE, N.A.	---	$129,058,399	$3,062,597	$17,420,044	---
HSBC BANK USA, N.A.	---	$103,951,695	$1,938,475	$10,650,417	$14,964,524
HSBC BANK PLC	---	$57,750,942	$1,076,931	$5,916,897	$8,313,625
ROYAL BANK OF CANADA	---	$83,976,391	$1,640,735	$9,014,568	$15,130,801
BANK OF THE WEST	---	$53,750,000	$2,591,289	$13,643,671	$4,655,575
BNP PARIBAS	---	$60,000,000	---	---	---
GOLDMAN SACHS BANK USA	---	$37,500,000	---	---	---
BARCLAYS BANK PLC	---	$37,500,000	---	---	---
ASSOCIATED BANK, NATIONAL ASSOCIATION	---	$23,564,317	$443,442	$2,436,370	$3,491,681
MB FINANCIAL, N.A., AS SUCCESSOR IN INTEREST TO COLE TAYLOR BANK	---	$22,672,213	---	---	$2,327,788
FIRST HAWAIIAN BANK	---	---	$21,663,672	---	$3,336,328
THE HUNTINGTON NATIONAL BANK	---	---	$11,884,453	---	$8,115,547
FIRST MIDWEST BANK	---	---	$12,101,172	---	$7,898,828
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH	---	---	$12,672,213	---	$2,327,788
E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH	---	---	$7,499,999	---	$2,224,219
TAIWAN COOPERATIVE BANK LTD SEATTLE BRANCH	---	---	---	---	$6,227,800

AGGREGATE COMMITMENT	$0.00	$2,450,000,000	$110,165,714	$243,636,988	$389,778,286

1 As of the Amendment No. 1 Effective Date.